EXHIBIT 99.2
Vanguard Health Systems, Inc. Unaudited Preliminary Supplementary Financial Information

Adjusted EBITDA Presentation of Most Directly Comparable GAAP Financial Measure (Net Income) and Reconciliation of Adjusted EBITDA to Net Income

	Quarter ended June 30,		Year ended June 30,
(in millions, unaudited)
(all amounts shown are estimates)	2003	2004	2003	2004

Net income	$5.3	$9.8	$16.9	$39.7
Interest, net	10.0	10.7	34.9	43.1
Income tax expense	3.5	6.8	10.9	25.2
Depreciation and amortization	14.9	18.0	46.9	64.7
Minority interests	0.3	(0.2)	0.7	(2.5)
Equity method income	(0.4)	(0.4)	(1.6)	(3.0)
Non-cash stock compensation	‑	‑	‑	0.1
Loss (gain) on sale of assets	0.1	‑	‑	(0.8)
Debt extinguishment costs	‑	4.9	‑	4.9

Adjusted EBITDA	$33.7	$49.6	$108.7	$171.4

Vanguard Health Systems, Inc. Unaudited Preliminary Supplementary Financial Information

Leverage Ratio Presentation of Most Directly Comparable GAAP Financial Measure (Debt to LTM Net Income Ratio) and Reconciliation of Leverage Ratio to Debt to LTM Net Income Ratio

(in millions, unaudited, all amounts shown are estimates) (“LTM” denotes activity for the latest twelve-month period)	As of June 30, 2004

Consolidated debt, as defined by credit facility	$472.6
LTM Adjusted EBITDA, as defined by credit facility	$176.2

Leverage ratio, as defined by credit facility	2.68	x
Maximum leverage ratio requirement	5.50	x

Reconciliation to most directly comparable GAAP measure:

Consolidated debt, as defined by credit facility	$472.6
Add: Cash and cash equivalents	108.1
Add: Debt incurred for specified construction projects	42.8

Consolidated debt	$623.5

LTM Adjusted EBITDA, as defined by credit facility	$176.2
Adjusted EBITDA related to pre-ownership periods of acquisitions	(4.8)
LTM interest, net	(43.1)
LTM income tax expense	(25.2)
LTM depreciation and amortization	(64.7)
LTM minority interests	2.5
LTM equity method income	3.0
LTM non-cash stock compensation	(0.1)
LTM gain on sale of assets	0.8
LTM debt extinguishment costs	(4.9)

LTM net income	$39.7

Debt to LTM net income ratio	15.71	x

Vanguard Health Systems, Inc. Unaudited Preliminary Supplementary Financial Information

Senior Leverage Ratio
Presentation of Most Directly Comparable GAAP Financial Measure (Senior Debt to LTM Net Income Ratio)
and Reconciliation of Senior Leverage Ratio to Senior Debt to LTM Net Income Ratio

(in millions, unaudited, all amounts shown are estimates) (“LTM” denotes activity for the latest twelve-month period)	As of June 30, 2004

Consolidated senior debt, as defined by credit facility	$155.0
LTM Adjusted EBITDA, as defined by credit facility	$176.2

Senior Leverage ratio, as defined by credit facility	0.88	x
Maximum leverage ratio requirement	3.25	x

Reconciliation to most directly comparable GAAP measure:

Consolidated senior debt, as defined by credit facility	$155.0
Add: Cash and cash equivalents	108.1
Add: Debt incurred for specified construction projects	42.8

Consolidated senior debt	$305.9

LTM Adjusted EBITDA, as defined by credit facility	$176.2
Adjusted EBITDA related to pre-ownership periods of acquisitions	(4.8)
LTM interest, net	(43.1)
LTM income tax expense	(25.2)
LTM depreciation and amortization	(64.7)
LTM minority interests	2.5
LTM equity method income	3.0
LTM non-cash stock compensation	(0.1)
LTM gain on sale of assets	0.8
LTM debt extinguishment costs	(4.9)

LTM net income	$39.7

Senior debt to LTM net income ratio	7.71	x

Vanguard Health Systems, Inc.
Unaudited Preliminary Supplementary Financial Information

Coverage Ratio
Presentation of Most Directly Comparable GAAP Financial Measure (LTM Net Income to LTM Net Interest
Ratio) and Reconciliation of Coverage Ratio to LTM Net Income to LTM Net Interest Ratio

(in millions, unaudited, all amounts shown are estimates) (“LTM” denotes activity for the latest twelve-month period)	As of June 30, 2004

LTM Adjusted EBITDA, as defined by credit facility	$176.2
LTM interest expense, as defined by credit facility	40.5

Coverage ratio, as defined by credit facility	4.35	x
Minimum coverage ratio requirement	2.00	x

Reconciliation to most directly comparable GAAP measure:

LTM Adjusted EBITDA, as defined by credit facility	$176.2
Adjusted EBITDA related to pre-ownership periods of acquisitions	(4.8)
LTM interest, net	(43.1)
LTM income tax expense	(25.2)
LTM depreciation and amortization	(64.7)
LTM minority interests	2.5
LTM equity method income	3.0
LTM non-cash stock compensation	(0.1)
LTM gain on sale of assets	0.8
LTM debt extinguishment costs	(4.9)

LTM net income	$39.7

LTM net interest, as defined by credit facility	$40.5
Adjustments:
LTM amortization of deferred financing costs	1.8
LTM interest for specified construction projects	0.8

LTM net interest	$43.1

LTM net income to LTM net interest ratio	0.92	x